CONFORMED COPY

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

      AMENDMENT dated as of September 19, 1997 to the Five-Year Credit Agreement dated as of December 16, 1994 (as amended and restated by the Amended and Restated Credit Agreement dated as of June 28, 1996 and the Amended and Restated Credit Agreement dated as of May 6, 1997, the "Credit Agreement") among Commercial Credit Company (the "Borrower"), the BANKS party thereto (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                              W I T N E S S E T H :

      WHEREAS, the parties hereto desire to amend the financial covenant contained in the Credit Agreement in the manner set forth below:

      NOW, THEREFORE, the parties hereto agree as follows:

      SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

      SECTION 2. Amendment to Section 5.07 of the Credit Agreement. Section 5.07 of the Credit Agreement is amended in its entirety to read as follows:

            Section 5.07. Adjusted Consolidated Net Worth. Adjusted Consolidated Net Worth will not at any date be less than $1,275,000,000.

            "Adjusted Consolidated Net Worth" at any date means stockholder's equity of the Borrower and its Consolidated Subsidiaries, determined at such date (excluding (i) after-tax gains or losses from extraordinary items which are disclosed on the Borrower's consolidated financial statements, and (ii) the cumulative non-cash effect of any changes in net income caused by the Borrower's adoption after March 31, 1997 of any accounting standards required by the Financial Accounting Standards Board, the Securities and Exchange Commission or other governing body that sets accounting standards, and (iii) unrealized gains or losses on investment securities (including Series Y preferred stock of Travelers owned by the Borrower) which are reflected in stockholders' equity) plus the amount of Qualified Subsidiary Preferred Stock at such date.

            "Qualified Subsidiary Preferred Stock" means a preferred equity security issued by a Consolidated Subsidiary as to which the issuer of such security is a special purpose entity substantially all the assets of which consist directly or indirectly of debt claims on the Borrower, which claims are subordinated to the Borrower's obligations hereunder and under the Notes; provided that securities meeting the foregoing criteria shall not constitute Qualified Subsidiary Preferred Stock at any date to the extent the amount thereof exceeds 15% of Total Capital at such date. For this purpose, "Total Capital" means the sum, without duplication, of the Debt, preferred and common stockholders' equity (including redeemable preferred stock of the Borrower) and Qualified Subsidiary Preferred Stock of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis.

      SECTION 3. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article IV of the Credit Agreement will be true on and as of the date hereof and (ii) no Default will have occurred and be continuing on such date.

      SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

      SECTION 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      SECTION 6. Effectiveness. This Amendment shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Borrower and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).


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

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                            COMMERCIAL CREDIT COMPANY


                              By:     /s/ Robert Matza
                                      ------------------------------
                              Title:  Vice President


                              By:     /s/ Daniel E. Rubenstein
                                      ------------------------------
                              Title:  Vice President


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

                              MORGAN GUARANTY TRUST
                               COMPANY OF NEW YORK


                              By:     /s/ Jerry J. Fall
                                      ------------------------------
                              Title:  Vice President


                              BANK OF AMERICA ILLINOIS


                              By:     /s/ Elizabeth W.F. Bishop
                                      ------------------------------
                              Title:  Vice President


                              BANK OF MONTREAL


                              By:     /s/ K. Daniel Streiff
                                      ------------------------------
                              Title:  Managing Director


                              THE BANK OF NEW YORK


                              By:     /s/ Lizanne T. Eberle
                                      ------------------------------
                              Title:  Vice President


                              THE BANK OF NOVA SCOTIA


                              By:     /s/ Todd S. Meller
                                      ------------------------------
                              Title:  Senior Relationship Manager

                              BANK OF TOKYO-MITSUBISHI TRUST
                                COMPANY


                              By:    /s/ John E. Beckwith
                                     ------------------------------
                              Title: Vice President


                              BANKBOSTON N.A.


                              By:    /s/ C.A. Garrity
                                     ------------------------------
                              Title: Vice President


                              THE CHASE MANHATTAN BANK, N.A.


                              By:    /s/ Christine M. Herrick
                                     ------------------------------
                              Title: Vice President


                              CIBC, INC.


                              By:    /s/ Gerald J. Girardi
                                     ------------------------------
                              Title: Director, CIBC Wood Gundy
                                     Securities Corp., as Agent


                              CITIBANK, N.A.


                              By:    /s/ David Dodge
                                     ------------------------------
                              Title: Managing Director
                                     Attorney-in-fact

                              CORESTATES BANK, N.A.


                              By:    /s/ Daniel R. Coll, Jr.
                                     ------------------------------
                              Title: Vice President


                              DEUTSCHE BANK AG
                              NEW YORK AND/OR CAYMAN
                              ISLANDS BRANCHES


                              By:    /s/ Gayma Z. Shivnarain
                                     ------------------------------
                              Title: Vice President


                              By:    /s/ John S. McGill
                                     ------------------------------
                              Title: Vice President


                              THE FIRST NATIONAL BANK OF
                                CHICAGO


                              By:    /s/ Samuel W. Bridges
                                     ------------------------------
                              Title: First Vice President


                              FLEET NATIONAL BANK


                              By:    /s/ Kenneth G. Ahrens
                                     ------------------------------
                              Title: Senior Vice President


                              MELLON BANK, N.A.


                              By:    /s/ Henry J. Voorhees
                                     ------------------------------
                              Title: First Vice President


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

                              NATIONSBANK OF TEXAS, N.A.


                              By:    /s/ Elizabeth Kurilecz
                                     ------------------------------
                              Title: Senior Vice President


                              ROYAL BANK OF CANADA


                              By:    /s/ Michelle Rutigliano
                                     ------------------------------
                              Title: Manager


                              THE SAKURA BANK, LIMITED


                              By:    /s/ Yasumasa Kikuchi
                                     ------------------------------
                              Title: Senior Vice President


                              UNION BANK OF SWITZERLAND,
                               NEW YORK BRANCH


                              By:    /s/ Charles Griggs
                                     ------------------------------
                              Title: Director


                              By:    /s/ Margaret Kaminski
                                     ------------------------------
                              Title: Assistant Vice President


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

                              WELLS FARGO BANK, N.A.


                              By:    /s/ Edward J. Suave
                                     ------------------------------
                              Title: Vice President


                              BANQUE NATIONALE DE PARIS


                              By:    /s/ Phil Truesdale
                                     ------------------------------
                              Title: Vice President


                              By:    /s/ Fran Melville
                                     ------------------------------
                              Title: Assistant Treasurer


                              THE FIRST NATIONAL BANK OF
                               MARYLAND


                              By:    /s/ Stewart T. Shettle
                                     ------------------------------
                              Title: Vice President


                              FIRST UNION NATIONAL BANK
                              formerly First Union National Bank
                              of North Carolina


                              By:    /s/ Gail Golightly
                                     ------------------------------
                              Title: Senior Vice President


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

                              NATIONAL AUSTRALIA BANK, LIMITED
                               NEW YORK BRANCH


                              By:    /s/ Michael G. McHugh
                                     ------------------------------
                              Title: Vice President


                              BANK OF HAWAII


                              By:    /s/ Donna R. Parker
                                     ------------------------------
                              Title: Vice President


                              CREDIT SUISSE FIRST BOSTON


                              By:    /s/ Jay Chall
                                     ------------------------------
                              Title: Director


                              By:    /s/ Anthony Giordano
                                     ------------------------------
                              Title: Vice President


                              FIRST HAWAIIAN BANK


                              By:    /s/ Scott Nahme
                                     ------------------------------
                              Title: Assistant Vice President


                              KEYBANK, NATIONAL ASSOCIATION


                              By:    /s/ Karen A. Lee
                                     ------------------------------
                              Title: Vice President


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

                              THE NORTHERN TRUST COMPANY


                              By:    /s/ Marcia P. Saper
                                     ------------------------------
                              Title: Vice President


                              PNC BANK, NATIONAL ASSOCIATION


                              By:    /s/ Robert E. Bjorhus, Jr.
                                     ------------------------------
                              Title: Vice President


                              TORONTO DOMINION (NEW YORK),
                               INC.


                              By:    /s/ Jorge A. Garcia
                                     ------------------------------
                              Title: Vice President


                              UNITED STATES NATIONAL BANK OF
                               OREGON


                              By:    /s/ Fiza Noordin
                                     ------------------------------
                              Title: Assistant Vice President


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

                              ABN AMRO BANK N.V., NEW YORK
                               BRANCH


                              By:    /s/ Victor J. Fennon
                                     ------------------------------
                              Title: Vice President


                              By:    /s/ Joshua H. Landau
                                     ------------------------------
                              Title: Corporate Banking Officer


                              BANCA MONTE DEI PASCHI DI
                                  SIENA S.P.A.


                              By:    /s/ S.M. Sondak
                                     ------------------------------
                              Title: First Vice President and Department
                                     General Manager


                              By:    /s/ Brian R. Landy
                                     ------------------------------
                              Title: Vice President


                              CREDIT LYONNAIS NEW YORK
                                BRANCH


                              By:    /s/ Sebastian Rocco
                                     ------------------------------
                              Title: First Vice President

                              THE DAI-ICHI KANGYO BANK,
                              LTD., NEW YORK BRANCH


                              By:
                                     ------------------------------
                              Title:


                              THE SUMITOMO BANK, LIMITED


                              By:    /s/ John C. Kissinger
                                     ------------------------------
                              Title: Joint General Manager


                              AMSOUTH BANK OF ALABAMA


                              By:    /s/ Bryan Grantham
                                     ------------------------------
                              Title: Commercial Banking Officer


                              BANCA POPOLARE DI MILANO


                              By:    /s/ Patrick F. Dillon
                                     ------------------------------
                              Title: Vice President and Chief Credit
                                     Officer


                              By:    /s/ Esperanza Quintero
                                     ------------------------------
                              Title: Vice President


                              BARNETT BANK, N.A.


                              By:
                                     ------------------------------
                              Title:

                              THE HUNTINGTON NATIONAL BANK


                              By:    /s/ Leigh S. Connors
                                     ------------------------------
                              Title: Vice President


                              THE INDUSTRIAL BANK OF JAPAN,
                               LIMITED, NEW YORK BRANCH


                              By:    /s/ Masahiro Ito
                                     ------------------------------
                              Title: Senior Vice President


                              ISTITUTO BANCARIO SAN PAOLO DI
                               TORINA S.P.A.


                              By:    /s/ Wendell Jones
                                     ------------------------------
                              Title: Vice President


                              By:    /s/ Ettore Viazzo
                                     ------------------------------
                              Title: Vice President


                              MERCANTILE SAFE DEPOSIT &
                               TRUST COMPANY


                              By:    /s/ Nicholas C. Richardson
                                     ------------------------------
                              Title: Assistant Vice President

                              NATIONAL CITY BANK OF
                               COLUMBUS


                              By:    /s/ Teresa M. Halsell
                                     ------------------------------
                              Title: Assistant Vice President


                              THE SANWA BANK, LIMITED
                                NEW YORK BRANCH


                              By:    /s/ Jean-Michel Fatovic
                                     ------------------------------
                              Title: Vice President


                              WACHOVIA BANK OF GEORGIA, N.A.


                              By:    /s/ F.L. Wickham, III
                                     ------------------------------
                              Title: Vice President


                              WESTDEUTSCHE LANDESBANK
                               GIROZENTRALE, NEW YORK
                                BRANCH


                              By:    /s/ Raymond K. Miller
                                     ------------------------------
                              Title: Vice President


                              By:    /s/ Laura Spichiger
                                     ------------------------------
                              Title: Associate

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